UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 26, 2003
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Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2003, relating to the Morgan Stanley ABS Capital I Inc. Trust 2003-NC6 Mortgage Pass-Through Certificates, Series 2003-NC6)
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             (Exact name of registrant as specified in its charter)


        Delaware                         333-104046-02            13-3939229
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (212) 761-4000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2003-NC6 Mortgage Pass-Through Certificates, Series 2003-NC6. On June 26, 2003, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, HomEq Servicing Corporation, as servicer, Deutsche Bank National Trust Company, as trustee, and NC Capital Corporation, as responsible party, of Morgan Stanley ABS Capital I Inc. Trust 2003-NC6 Mortgage Pass-Through Certificates, Series 2003-NC6 (the "Certificates"), issued in eleven classes. The Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of June 26, 2003 of $323,879,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Blaylock & Partners, L.P. ("Blaylock") and Utendahl Capital Partners, L.P. (collectively with MS&Co. and Blaylock, the "Underwriters"), pursuant to an Underwriting Agreement dated as of June 23, 2003 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of June 1, 2003, by and among the Company, as depositor, HomEq Servicing Corporation, as servicer, Deutsche Bank National Trust Company, as trustee, and NC Capital Corporation, as responsible party.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 9, 2003                       MORGAN STANLEY ABS CAPITAL I INC.


                                          By: /s/ Valerie H. Kay
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                                             Name:  Valerie H. Kay
                                             Title: Vice President

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K
Exhibit No.               Description                                   Page
-----------               -----------                                   ----

4                         Pooling and Servicing Agreement, dated as      6
                          of June 1, 2003, by and among the
                          Company, as depositor, HomEq Servicing
                          Corporation, as servicer, Deutsche Bank
                          National Trust Company, as trustee, and
                          NC Capital Corporation, as responsible
                          party.

                              EXHIBIT 4